SUPPLEMENT TO THE PROSPECTUSES, SUMMARY PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION
OF
ALLSPRING TAXABLE FIXED INCOME
For the Allspring Conservative Income Fund (the “Fund”)

At a meeting held on August 13-14, 2024, the Board of Trustees of Allspring Funds Trust unanimously approved the liquidation of the Fund.

Effective at the close of business on or about August 16, 2024, the Fund is closed to new investors and additional investments from existing shareholders.

The liquidation of the Fund is expected to occur after the close of business on or about October 25, 2024. Shareholders of the Fund on the date of liquidation will receive a distribution of their account proceeds in complete redemption of their shares. After the liquidation, the Fund will no longer be offered and all references to the Fund are removed from the prospectuses and Statement of Additional Information.

August 15, 2024	SUP5100 08-24